Exhibit 4.1

                     [FORM OF STOCK CERTIFICATE-FRONT SIDE]



                         INCORPORATED UNDER THE LAWS OF

                                  THE STATE OF

                                    TENNESSEE

NUMBER                                                                    SHARES
S-



                       SOUTHERN HERITAGE BACNSHARES, INC.

                                  COMMON STOCK



This Certifies that                 SPECIMEN                     is the owner of
                    --------------------------------------------
                           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMOM STOCK,
--------------------------

$1.00 PAR VALUE, OF SOUTHERN HERITAGE BANCSHARES, INC. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the the Transfer Agent of the Corporation.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by facsimile signatures of its duly authorized officers and a Corporate Seal is to be hereunto affixed

Dated:

------------------------                         ---------------------------
Cheif Financial Officer                          President & CEO




                      [FORM OF STOCK CERTFICATE-BACK SIDE]


For Value Received, __________________, hereby sell, assign, and transfer unto _____________________________________________________________________Shares
of the common stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said Stock on the books of the Corporation, with full power of substitution in the premises.



Dated _________________________ 20---- -----------------------------------------
                                       Signature(s)
                                       -----------------------------------------
                                       Signature(s)
                                       NOTICE THE SIGNATURE TO THE ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME OF THE
                                       STOCKHOLDER(S) AS WRITTEN UPON THE FACE
                                       OF THE CERTIFICATE IN EVERY PARTICULAR,
                                       WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                       CHANGE WHATEVER.
IMPORTANT
---------                              -----------------------------------------
                                       Medallion Signature(s) guarantee:
A NOTARY SEAL IS NOT ACCEPTABLE. THE
SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION SUCH AS
A COMMERCIAL BANK, TRUST COMPANY,
SAVINGS AND LOAN, CREDIT UNION OR
BROKER.